UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 3, 2016

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

_____________________________________

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2016, Golden Queen Mining Co. Ltd. (the “Company”) held its annual general meeting (the “AGM”). The matters acted upon at the AGM are described in more detail in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 22, 2016, pursuant to which proxies were solicited.

A total of 60,597,944 shares of the Company's common shares were present or represented by proxy at the AGM, representing 60.64% of the outstanding common shares. Shareholders voted in favour of setting the number of directors at four (4) and for the election of all director nominees. The percentage of votes cast for each is as follows:

1. Number of Directors

The number of directors for the Board of Directors of the Company was set as four (4).

Votes of shares for	% votes cast	Votes against	% votes cast
56,191,821	92.73%	4,406,122	7.27%

2. The Election of Directors

Each of the nominee directors listed in the Company's proxy statement and management information circular dated April 22, 2016 was elected as a director, without a vote by ballot being conducted. The Company received proxies directing voting on the four (4) directors nominated for election as set forth in the table below:

Name of nominee	Votes for	% votes cast	Votes withheld/abstain	% votes cast
Thomas M. Clay	29,804,596	98.84%	349,090	1.16%
Bryan A. Coates	29,802,189	98.83%	351,497	1.17%
Bernard Guarnera	29,797,376	98.82%	356,310	1.18%
Guy Le Bel	29,802,461	98.84%	351,225	1.17%

3. Appointment of Auditors

According to proxies received and a vote by show of hands, PriceWaterhouseCoopers LLP was appointed as the Company's auditors until the next general meeting of shareholders or until a successor is appointed and the directors were authorized to fix the auditors' remuneration.

Votes of shares for	% votes cast	Votes withheld/abstain	% votes cast
59,781,111	98.65%	816,833	1.35%

4. Approval of Company’s Executive Compensation Program

According to proxies received and a vote by show of hands, approval of the compensation awarded to the Executive Officers as described in the management proxy statement and as required by the rules of the Securities and Exchange Commission was granted.

Votes of shares for	% votes cast	Votes against	% votes cast
29,181,090	96.78%	969,397	3.22%

Item 7.01 Regulation FD Disclosure.

On June 2, 2016 the Company issued a press release entitled “Golden Queen Announces Voting Results of Annual General Meeting”. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Golden Queen Mining Co. Ltd. dated June 3, 2016*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: June 3, 2016	By:	/s/ Andrée St-Germain
Andrée St-Germain Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 3, 2016.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.